Exhibit 10.2

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Dated as of April 17, 2007

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among Capmark Financial Group Inc., a Nevada corporation (the “Company”), certain subsidiaries of the Company (together with the Company, the “Borrowers” and, each a “Borrower”), the financial institutions and other institutional lenders party hereto, and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.

RECITALS:

(1)           The Borrowers, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Agent and the other agents party thereto have entered into a credit agreement dated as of March 23, 2006 (as amended, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as described herein for the purpose of adding (a) a swing line facility to the Irish Revolving Credit Facility, (b) availability of Revolving Credit Loans denominated in Dollars, Euros and Pounds Sterling under the Canadian Revolving Credit Facility in respect of Canadian Revolving Credit Borrowers that are domiciled in Canada and (c) availability of Yen Swing Line Commitments to additional Yen Swing Line Lenders.

(3)           Pursuant to subsection 10.1(a) of the Credit Agreement, the Majority Lenders may, or, with the written consent of the Majority Lenders, the Agent may, from time to time, enter into with the Borrowers, written amendments, supplements or modifications to the Credit Agreement for the purpose of adding any provisions to the Credit Agreement or changing in any manner the rights of the Lenders or of the Borrowers under the Credit Agreement.

(4)           Pursuant to subsection 10.1, proviso (y)(iv) of the Credit Agreement, the written consent of the Lenders holding a majority in interest of the obligations under a Facility is required with respect to an amendment, modification or waiver of any provision of the Credit Agreement that, by its express terms, applies only to such Facility (or only to the Lenders thereunder) and if such amendment, modification or waiver adversely affects the Lenders under such Facility.

(5)           Pursuant to subsection 10.1, proviso (y)(vii) of the Credit Agreement, the written consent of the Yen Swing Line Lender is required with respect to an amendment, modification or waiver of any provision of the Credit Agreement governing the rights or obligations of the Yen Swing Line Lender.

(6)           Pursuant to subsection 10.1, proviso (y)(viii) of the Credit Agreement, the addition of Borrowings under the Canadian Revolving Credit Facility in additional foreign currencies requires the consent of each Lender affected thereby.

(7)           The Agent, the Majority Lenders, the Irish Revolving Credit Lenders holding a majority in interest of the obligations under the Irish Revolving Credit Facility, the Canadian Revolving Credit Lenders and the Yen Swing Line Lender have each agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           AMENDMENTS TO CREDIT AGREEMENT

(a)           Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new terms in the correct alphabetical order:

“Applicable Irish Swing Line Rate”: (i) in the case of Irish Swing Line Loans that are made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Dollars, the Federal Funds Rate (as determined by the Agent from time to time) or (ii) in the case of Irish Swing Line Loans that are made (A) to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Euros or Pounds Sterling or (B) to Irish Revolving Credit Borrowers that are not US Borrowers, the Eurocurrency Reference Rate with respect to Dollars, Euros or Pounds Sterling, as applicable; plus, in each case, the Applicable Margin then in effect for Eurocurrency Loans.

“BTMU”: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

“Designated Account”: each deposit account specified in subsection 2.7 or such other deposit account as may be designated as a “Designated Account” from time to time in accordance with subsection 2.7, in each case in respect of which a Yen Overdraft Swing Line Lender has a Yen Overdraft Swing Line Commitment.

“Eurocurrency Reference Rate” means, for any day, (i) in the case of Irish Swing Line Loans denominated in Euros, the rate per annum which is the average of the rates quoted at approximately 11:00 A.M., London time, to leading banks in the European interbank market by the Reference Lenders for the offering of overnight deposits in Euros, (ii) in the case of Irish Swing Line Loans denominated in Pounds Sterling, the London interbank offered rate (as reflected on the applicable Telerate Screen) for overnight deposits of Pounds Sterling on such day and (iii) in the case of Irish Swing Line Loans denominated in Dollars, the London interbank offered rate (as reflected on the applicable Telerate Screen) for overnight deposits of Dollars on such day; in each case for an amount comparable to the amount of such Irish Swing Line Loan to be outstanding. In the event that the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the applicable overnight rates described in clauses (i)-(iii) above, then, upon notice by the Agent to the applicable Borrower and the applicable Lenders, and until the Agent notifies the applicable Borrower and the applicable Lenders that the circumstances giving rise to such determination no longer exist, the Eurocurrency Reference Rate shall be the rate per annum which is the average of the rates quoted at approximately 11:00 A.M., London time, to leading banks in the European interbank market by the applicable Swing Line Lenders for the offering of overnight deposits in Dollars, Pounds Sterling or Euros, as applicable, for an amount comparable to the amount of such Swing Line Loan to be outstanding.

“Irish Swing Line Applicable Time”: (i) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Dollars, 1:00 P.M., New York City time, (ii) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Euros or Pounds Sterling, 11:00 A.M., London time or (iii) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are not US Borrowers, 11:00 A.M., London time.

“Irish Swing Line Borrowing”: a group of Irish Swing Line Loans made by the Irish Swing Line Lenders on a single date.

“Irish Swing Line Commitment”:  with respect to each Irish Swing Line Lender, the obligation of such Irish Swing Line Lender to make Irish Swing Line Loans pursuant to subsection 2.25 in the amount referred to therein.

“Irish Swing Line Facility”: an initial amount of $300,000,000 (or the Equivalent in Euros or Pounds Sterling, as the case may be) or, at any time, the aggregate amount of the Irish Swing Line Lenders’ Irish Swing Line Commitments at such time.

“Irish Swing Line Lenders”: each Lender which has an Irish Swing Line Commitment.

“Irish Swing Line Loan Participation Certificate”: a certificate, substantially in the form of Exhibit N.

“Irish Swing Line Loans”:  as defined in subsection 2.25(a).

“Refunded Irish Swing Line Loans”: as defined in subsection 2.25(c).

“Yen Overdraft Swing Line Lenders”: each Yen Swing Line Lender which has a Yen Overdraft Swing Line Commitment.

“Yen Swing Line Rate”: the Yen Call Rate plus the Applicable Margin then in effect for Eurocurrency Loans.

“Yen Call Rate”: means, for any day, either (i) the unsecured overnight call volume-weighted average rate on overnight funds announced at the close of business on that day by the Tanshi Kyokai (Interbank Brokers’ Association) or, if the Tanshi Kyokai has not announced such an interest rate on that day, the average of the quotations of the overnight funds call rate of three (3) Tanshi brokers obtained by the Agent on such day, or (ii) the appropriate rate on Telerate Markets page 9791 or 9792, as the Agent determines.

(b)           Subsection 1.1 of the Credit Agreement is hereby further amended as follows:

(i)            amending the definition of “Base Rate” by inserting the following immediately before the period at the end thereof:

“provided that, in the case of Base Rate Loans made to a Canadian Revolving Credit Borrower that is domiciled in Canada, “Base Rate” shall mean a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of, (a) the rate of interest established by Citibank from time to time and in effect as its base rate at its principal office in Toronto, Ontario for determining interest rates on U.S. Dollar-denominated commercial loans made by it in Canada and (b) 1/2 of one percent per annum above the Federal Funds Rate.

(ii)           amending the definition of “Borrowing” by inserting “, an Irish Swing Line Borrowing” immediately following “a Swing Line Borrowing” and preceding “or a Yen Swing Line Borrowing”;

(iii)          amending clause (a)(ii)(y) of the definition of “Business Day” by inserting “(and, if such Base Rate Loan is made to a Canadian Revolving Credit Borrower that is domiciled in Canada, Toronto, Canada)” immediately following “New York City” and preceding “and (b)”.

(iv)          deleting the definition of “Canadian Revolving Credit Borrower” in its entirety and replacing it with the following:

“Canadian Revolving Credit Borrower” (a) in the case of Eurocurrency Loans and Base Rate Loans under the Canadian Revolving Credit Facility, each US Borrower and each Designated Borrower listed on Part A of Schedule 2.8 and each Subsidiary of the Company organized under the laws of Canada or a jurisdiction thereof that becomes a Designated Borrower under the Canadian Revolving Credit Facility pursuant to subsection 2.8 after the Closing Date and (b) in the case of Canadian Prime Rate Loans and Bankers’ Acceptances, each Designated Borrower listed on Part A of Schedule 2.8 and each Subsidiary of the Company organized under the laws of Canada or a jurisdiction thereof that becomes a Designated Borrower under the Canadian Revolving Credit Facility pursuant to subsection 2.8 after the Closing Date.”;

(v)           amending the definition of “Commitment” by inserting “, an Irish Swing Line Commitment” immediately following “a Swing Line Commitment” and preceding “or a Yen Swing Line Commitment”;

(vi)          amending the definition of “Facility” by inserting “, the Irish Swing Line Facility” immediately following “the Swing Line Facility” and preceding “or the Yen Swing Line Facility”;

(vii)         amending the definition of “Irish Revolving Credit Commitment” by inserting “and of such Lender and its Affiliates to purchase participating interests in Irish Swing Line Loans” immediately following “Irish Revolving Credit Loans” and preceding “in an aggregate amount”;

(viii)        amending the definition of “Loan” by inserting “an Irish Swing Line Loan” immediately following “a Swing Line Loan” and preceding “or a Yen Swing Line Loan”;

(ix)           amending the definition of “Majority Lenders” by inserting “, with Irish Swing Line Loans being deemed for purposes of this definition to be held ratably by all Irish Revolving Credit Lenders” immediately following “US Revolving Credit Lenders” and preceding “and with Yen Swing Line Loans”;

(x)            amending the definition of “Revolving Credit Usage”, clause (b), by inserting “plus (IV) such Lender’s Irish Revolving Credit Commitment Percentage, if any, of the aggregate principal amount of the Irish Swing Line Loans then outstanding, if any” immediately following “at such time” and preceding clause (c);

(xi)           amending the definition of “Swing Line Lenders” by inserting “and, solely for the purposes of clause (vi) of the proviso to subsection 10.1, each Irish Swing Line Lender” immediately prior to the period at the end thereof;

(xii)          deleting the definition of “Yen Overdraft Swing Line Commitment” in its entirety and replacing it with the following:

““Yen Overdraft Swing Line Commitment”: with respect to each Yen Overdraft Swing Line Lender, the obligation of such Yen Overdraft Swing Line Lender to make Yen Overdraft Swing Line Loans pursuant to subsection 2.7.”

(xiii)         amending the definition of “Yen Swing Line Borrowing” by replacing “the Yen Swing Line Lender” with “each Yen Swing Line Lender”;

(xiv)        amending the definition of “Yen Swing Line Commitment” by replacing “the” immediately following “with respect to” and preceding “Yen Swing Line Lender” with “each” and inserting “, in the case of a Yen Swing Line Lender that is a Yen Overdraft Swing Line Lender” immediately following “including” and preceding “any Yen Overdraft Swing Line Loans”.”

(xv)         deleting the definition of “Yen Swing Line Facility” in its entirety and replacing it with the following:

““Yen Swing Line Facility”: on any date, the aggregate amount of the Yen Swing Line Lenders’ Yen Swing Line Commitments on such date; provided, however, that a Yen Swing Lender may increase or decrease from time to time such amount in accordance with subsection 2.7 hereof, so long as (i) such increase or decrease is set forth in a written notification signed by such Yen Swing Line Lender, (ii) such increase does not cause such aggregate maximum amount to exceed $300,000,000 and (iii) no such increase or decrease shall be effective until written notice thereof is provided to the Agent.”; and

(xvi)        deleting the definition of “Yen Swing Line Lender” in its entirety and replacing it with the following:

““Yen Swing Line Lenders”: each Lender which has a Yen Swing Line Commitment.”.

(c)           The last sentence of subsection 2.1, clause (a)(ii) of the Credit Agreement is hereby amended by inserting “(A)”  immediately following “Canadian Revolving Credit Borrower that is domiciled in Canada,” and preceding “denominated in Canadian Dollars” and by inserting “, (B) denominated in Dollars as Base Rate Loans and (C) Eurocurrency Loans” immediately following “(as provided for in subsection 2.5)” and preceding “, in each case”.

(d)           Subsection 2.4, clause (ii) of the Credit Agreement is hereby amended by inserting “, in the case of any Irish Revolving Credit Borrowing, simultaneously with a copy to the Irish Swing Line Lenders” in the seventh line immediately following “to the applicable Sub-Agent” and preceding “and further” and replacing “Yen Swing Line Lender” in the ninth line with “Yen Swing Line Lenders”.

(e)           Subsection 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced by subsection 2.7 contained in Annex IV hereto.

(f)            Subsection 2.9 of the Credit Agreement is hereby amended by replacing “Yen Swing Line Lender” in the ninth line with “Yen Swing Line Lenders” and “On the date on which any such reduction or termination takes place with respect to the Irish Revolving Credit Facility or the Irish Swing Line Facility, the Agent shall notify the Irish Swing Line Lenders in writing on such date;

provided that the Agent shall have no liability for any failure to provide such notice.” immediately following the last sentence thereof.

(g)           Subsection 2.10 of the Credit Agreement is hereby amended by deleting paragraph (c) in its entirety and replacing it with the following:

“(c)  Each Japanese Revolving Credit Borrower (i) shall prepay all Yen Swing Line Loans made to it that are then outstanding simultaneously with any Japanese Revolving Credit Borrowing by it and (ii) may prepay (without premium or penalty) any Yen Swing Line Loans then outstanding upon notice (if required by the applicable Yen Swing Line Lender) prior to 10:00 A.M. (Tokyo time) on the date of such payment.”

(h)           Subsection 2.10 of the Credit Agreement is hereby amended by inserting the following new paragraph (e) immediately following paragraph (d) thereof:

“(e)  Each Irish Revolving Credit Borrower (i) shall prepay all Irish Swing Line Loans made to it that are then outstanding simultaneously with any Irish Revolving Credit Borrowing by it and (ii) may prepay (without premium or penalty) any Irish Swing Line Loans then outstanding upon notice prior to the Irish Swing Line Applicable Time on the date of such payment.”

(i)            Subsection 2.13, paragraph (b) of the Credit Agreement is hereby amended by inserting      “, Irish Swing Line Loan” in the fifth line immediately following “each Swing Line Loan” and preceding “and Yen Swing Line Loan”, by replacing “Yen Overdraft Swing Line Loans” in the sixth line with “Yen Swing Line Loans (including Yen Overdraft Swing Line Loans)” and by inserting “and Irish Swing Line Loans and any interest thereon may be repaid directly to the Irish Swing Line Lender” immediately prior to the period at the end thereof.

(j)            Subsection 2.14, paragraph (d) of the Credit Agreement is hereby deleted in its entirety and replaced by subsection 2.14, paragraph (d) contained in Annex IV hereto.

(k)           Subsection 2.14, paragraph (e) of the Credit Agreement is hereby deleted in its entirety and replaced by subsection 2.14, paragraph (e) contained in Annex IV hereto.

(l)            Subsection 2.14, paragraph (g) of the Credit Agreement is hereby amended by inserting “Irish Swing Line Loan” in the fourth line immediately following “on any” and preceding “Yen Swing Line Loan”.

(m)          Subsection 2.14, paragraph (h) of the Credit Agreement is hereby amended by inserting      “, each Irish Swing Line Loan, each Yen Swing Line Loan” immediately following “each Eurocurrency Term Loan” and preceding “and each Swing Line Loan”.

(n)           Subsection 2.14 of the Credit Agreement is hereby amended by inserting the following new paragraph (j) immediately following paragraph (i) thereof:

“(j)  Each Irish Swing Line Loan shall bear interest at a rate per annum equal at all times to the Applicable Irish Swing Line Rate.”

(o)           Subsection 2.18, paragraph (a) of the Credit Agreement is hereby amended by replacing “Lender” immediately preceding the period at the end thereof with the following:

“Lenders. Each payment by the Company on account of principal of or interest on the Irish Swing Line Loans shall be made pro rata according to the respective outstanding principal amounts of the Irish Swing Line Loans then held by the Irish Swing Line Lenders.” immediately following the last sentence thereof.”

(p)           Subsection 2.24, clause (i) of the Credit Agreement is hereby amended by inserting “and Canadian Revolving Credit Borrowers domiciled in Canada” immediately following “domiciled in the United States” and preceding “, (ii) Bankers’ Acceptances” and replacing “Yen Swing Line Lender” in the fifth line with “Yen Swing Line Lenders”.

(q)           The following is inserted as a new subsection 2.25 of the Credit Agreement:

“2.25.      Irish Swing Line Commitments

(a)           Subject to the terms and conditions hereof, each Irish Swing Line Lender severally agrees to make swing line loans (“Irish Swing Line Loans”) to any Irish Revolving Credit Borrower on any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding for all Irish Swing Line Lenders not to exceed $300,000,000 (or the Equivalent in Euros or Pounds Sterling, as the case may be); provided that in no event may the amount of any Irish Swing Line Borrowing cause the aggregate amount of Irish Revolving Credit Loans and Irish Swing Line Loans (after giving effect to the use of proceeds of such Irish Swing Line Loans and any other concurrent Borrowing) to exceed the aggregate Irish Revolving Credit Commitments then in effect of all Irish Revolving Credit Lenders. Amounts borrowed by the Irish Revolving Credit Borrowers under this subsection 2.25 may be repaid and, to but excluding the Termination Date, reborrowed.

(b)           The Irish Swing Line Loans may be made in Dollars, Pounds Sterling or Euros; provided that, notwithstanding subsection 2.11(a), Irish Swing Line Loans that are denominated in Dollars shall not be entitled to be converted into Eurocurrency Loans. The applicable Irish Revolving Credit Borrower shall give the Agent and Irish Swing Line Lender irrevocable notice (which notice must be received by the Agent and the Irish Swing Line Lender prior to the Irish Swing Line Applicable Time, on the requested borrowing date (which shall be a Business Day) specifying the amount of each requested Irish Swing Line Loan, which shall be in a minimum amount of $5,000,000 (or the Equivalent in Euros or Pounds Sterling, as the case may be) or a multiple of $1,000,000 (or the Equivalent in Euros or Pounds Sterling, as the case may be) in excess thereof. Each Irish Swing Line Lender will make the amount of its ratable share of each Irish Swing Line Loan available directly to the applicable Irish Revolving Credit Borrower prior to, (i) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Dollars, 3:00 P.M., New York City time, (ii) in the case of Irish Swing Line Loans made (A) to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Euros or Pounds Sterling or (B) to Irish Revolving Credit Borrowers that are not US Borrowers, 2:00 P.M., London time, on the borrowing date requested by such Irish Revolving Credit Borrower in funds immediately available to the Irish Revolving Credit Borrower (i) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Dollars, by crediting an account of the Irish Revolving Credit Borrower in the United States of America designated by such applicable Irish Revolving Credit Borrower in its discretion in the notice given to the Agent and the Irish Swing Line Lender with respect to the Irish Swing Line Loan or (ii) in the case of Irish Swing Line Loans made (A) to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Euros or Pounds Sterling or (B) made to Irish Revolving Credit Borrowers that are not US Borrowers, by crediting an account of the Irish Revolving Credit Borrower in

London or Dublin designated by such applicable Irish Revolving Credit Borrower in its discretion in the notice given to the Agent and the Irish Swing Line Lender with respect to the Irish Swing Line Loan.

(c)           The Agent, (i) at any time in its sole and absolute discretion, may, or (ii) (A) with respect to the outstanding Irish Swing Line Loans of any Irish Swing Line Lender, upon the request of such Irish Swing Line Lender and, subject to clause (i) of the proviso below, no earlier than the third Business Day following such request of such Irish Swing Line Lender, or (B) upon the request of the majority of the Irish Swing Line Lenders, shall, on behalf of the applicable Irish Revolving Credit Borrower (which hereby irrevocably directs the Agent to act on its behalf) request each Irish Revolving Credit Lender (including each Irish Swing Line Lender) to make an Irish Revolving Credit Loan in an amount equal to such Lender’s Irish Revolving Credit Commitment Percentage of the principal amount of the Irish Swing Line Loans of any or all Irish Swing Line Lenders (the “Irish Refunded Swing Line Loans”) outstanding on the date such notice is given; provided that (i) at any time as there shall be an Irish Swing Line Loan outstanding for more than seven Business Days, the Agent shall, on behalf of the applicable Irish Revolving Credit Borrower (which hereby irrevocably directs the Agent to act on its behalf), promptly request each Irish Revolving Credit Lender (including each Irish Swing Line Lender) to make an Irish Revolving Credit Loan in an amount equal to such Lender’s Irish Revolving Credit Commitment Percentage of the principal amount of such outstanding Irish Swing Line Loan and (ii) the Irish Swing Line Loans shall be prepaid by the applicable Irish Revolving Credit Borrower in accordance with the provisions of subsection 2.10(e)(i). Unless any of the events described in paragraph (f) of Section 7 shall have occurred (in which event the procedures of paragraph (d) of this subsection 2.25 shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of an Irish Revolving Credit Loan are then satisfied, each Irish Revolving Credit Lender shall make the proceeds of its Irish Revolving Credit Loan available to the Agent for the ratable benefit of the Irish Swing Line Lenders at the office of the Agent specified in subsection 10.2 prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Irish Revolving Credit Loans shall be immediately applied to repay the Irish Refunded Swing Line Loans.

(d)           If, prior to the making of an Irish Revolving Credit Loan pursuant to paragraph (c) of this subsection 2.25, one of the events described in paragraph (f) of Section 7 shall have occurred, each Irish Revolving Credit Lender will, on the date such Irish Revolving Credit Loan was to have been made, purchase from the Irish Swing Line Lenders an undivided participating interest in the Irish Refunded Swing Line Loans in an amount equal to its Irish Revolving Credit Commitment Percentage of such Irish Refunded Swing Line Loans. Each Irish Revolving Credit Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation and upon receipt thereof the Agent will deliver to such Lender an Irish Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

(e)           Each Irish Revolving Credit Lender’s obligation to make Irish Revolving Credit Loans and to purchase participating interests in accordance with paragraphs (c) and (d) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any Irish Swing Line Lender, any Irish Revolving Credit Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Person; (iv) any breach of this Agreement by the applicable Irish Revolving Credit Borrower or any other Person; (v) any inability of any Irish Revolving Credit

Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Irish Revolving Credit Lender does not make available to the Agent the amount required pursuant to paragraph (c) or (d) above, as the case may be, the Agent shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at (i) in the case of Irish Swing Line Loans made to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Dollars, the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter and (ii) in the case of Irish Swing Line Loans that are made (A) to Irish Revolving Credit Borrowers that are US Borrowers and that are denominated in Euros or Pounds Sterling or (B) to Irish Revolving Credit Borrowers that are not US Borrowers, the Eurocurrency Reference Rate for Dollars, Euros or Pounds Sterling, as applicable. Notwithstanding the foregoing provisions of this subsection 2.25(e), no Irish Revolving Credit Lender shall be required to make a Irish Revolving Credit Loan to any Irish Revolving Credit Borrower for the purpose of refunding Irish Swing Line Loans pursuant to paragraph (c) above or to purchase a participating interest in Irish Swing Line Loans pursuant to paragraph (d) above if a Default or Event of Default has occurred and is continuing and prior to the making by the Irish Swing Line Lenders of such Irish Swing Line Loans, each Irish Swing Line Lender has received written notice from such Lender specifying that such Default or Event of Default has occurred and is continuing, describing the nature thereof and stating that, as a result thereof, such Lender shall cease to make such Irish Revolving Credit Loans and purchase such participating interests, as the case may be; provided that the obligation of such Lender to make such Irish Revolving Credit Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (i) the date upon which such Lender notifies the Irish Swing Line Lenders that its prior notice has been withdrawn and (ii) the date upon which the Default or Event of Default specified in such notice no longer is continuing.

(f)            With regard to any assignment by the Irish Swing Line Lender of any portion of its interest in Irish Swing Line Loans and/or its Commitments to make such Loans, the assigning Irish Swing Line Lender and the relevant assignee may supplement the provisions of any Assignment and Assumption Agreement by which such assignment is to be made in order to clarify the post-assignment responsibilities of the assignor and assignee and the capacities in which they may act with respect to their Commitments to make Irish Swing Line Loans and otherwise carry out the provisions of this Agreement relating to Irish Swing Line Loans, so long as such supplemental provisions do not have an adverse impact on the Agent or any other Lender (unless the Agent or such other Lender shall have consented to such supplemental provisions in writing).”

(r)            Subsection 4.2 of the Credit Agreement is hereby amended by inserting “, the Irish Swing Line Lender shall have received a notice of borrowing or request for a Loan, as the case may be, as required by subsection 2.25, if applicable” immediately following “subsection 2.3, 2.4, 2.5 or 2.6, as the case may be” and preceding “and each Yen Swing Line Lender”.

(s)           Subsection 10.1, clause (b)(y)(vii) of the Credit Agreement is hereby amended by replacing “the” immediately following “obligations of” and preceding “Yen Swing Line Lender” with “each”.

(t)            Subsection 10.1 of the Credit Agreement is hereby amended by replacing the period at the end of clause (ix) with “, or” and inserting the following as a new clause (x) immediately following clause (ix) thereof:

“(x)          amend, modify or waive any provision of subsection 2.25 or any other provision of this Agreement governing the rights or obligations of any Irish Swing Line Lender, without the written consent of such Irish Swing Line Lender.”

(u)           Subsection 10.2, subsection (a) of the Credit Agreement is hereby amended in the second to last line by replacing “or” with “,” and inserting “or 2.25” immediately following “2.11” and preceding the word “shall”.

(v)           Schedule I to the Credit Agreement is hereby amended in its entirety and replaced by Annex I hereto.

(w)          Annex II hereto is inserted as a new Exhibit N to the Credit Agreement.

SECTION 2.           CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective as of the date first above written when, and only when, the following conditions have been satisfied:

(a)           the Agent shall have received counterparts of this Amendment executed by the Majority Lenders, the Irish Revolving Credit Lenders holding a majority in interest of the obligations under the Irish Revolving Credit Facility, the Irish Swing Line Lenders, the Yen Swing Line Lenders and the Canadian Revolving Credit Lenders, or, as to any such Lender, advice satisfactory to the Agent that such Lender has executed this Amendment;

(b)           each Guarantor has executed and delivered a consent in the form of Annex III hereto; and

(c)           all fees and expenses of the Agent and the Lenders (including all reasonable fees and expenses of counsel to the Agent), to the extent invoiced prior to the date hereof, shall have been paid.

SECTION 3.           CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

(a)           Each of the Company and each Borrower hereto hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement (to the extent relating to such Loan Party) are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

(b)           The Company hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 4.           AFFIRMATION OF THE COMPANY

The Company hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of the Company contained in Section 8 of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.           REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

(a)           On and after the effectiveness of this Amendment, each reference in the Credit

Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 6.           COSTS, EXPENSES

The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of subsection 10.5 of the Credit Agreement.

SECTION 7.           EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           GOVERNING LAW

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPMARK FINANCIAL GROUP INC.,
as the Company

By:	/s/ MARC A. FOX
Name: Marc A. Fox
Title: Senior Vice President and Treasurer

CAPMARK CANADA LIMITED,
as a Borrower

By:	/s/ MARC A. FOX
Name: Marc A. Fox
Title: Treasurer

CAPMARK BANK EUROPE, PUBLIC
COMPANY,
as a Borrower

By:	/s/ DONAL COURTNEY
Name: Donal Courtney
Title: Senior Vice President and Chief Financial Officer/Director

CAPMARK EI IRELAND LIMITED,
as a Borrower

By:	/s/ DONAL COURTNEY
Name: Donal Courtney
Title: Senior Vice President and Chief Financial Officer/Director

CAPMARK IRELAND LIMITED,
as a Borrower

By:	/s/ DONAL COURTNEY
Name: Donal Courtney
Title: Senior Vice President and Chief Financial Officer/Director

CAPMARK AB NO. 2 LIMITED,
as a Borrower

By:	/s/ DONAL COURTNEY
Name: Donal Courtney
Title: Senior Vice President/Director

CAPMARK FINANCE INC.,
as a Borrower

By:	/s/ MARC A. FOX
Name: Marc A. Fox
Title: Executive Vice President and Treasurer

SJM CAP, LLC,
as a Borrower

By:	/s/ MARC A. FOX
Name: Marc A. Fox
Title: Treasurer

CAPMARK BANK,
as a Borrower

By:	/s/ MARC A. FOX
Name: Marc A. Fox
Title: Treasurer

CAPMARK FUNDING JAPAN, K.K.,
as a Borrower

By:	/s/ ANNE KELLY
Name: Anne Kelly
Title: Assistant Treasurer

CAPMARK JAPAN, K.K.,
as a Borrower

By:	/s/ ANNE KELLY
Name: Anne Kelly
Title: Assistant Treasurer

CITIBANK, N.A., as Administrative Agent

By:	/s/ MAUREEN P. MARONEY
Name: Maureen P. Maroney
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as an Irish Revolving Credit Lender

By:	/s/ ANGELA REILLY
Name: Angela Reilly
Title: Managing Director

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH,
as an Irish Revolving Credit Lender

By:	/s/ DAVID DODD
Name: David Dodd
Title: Vice President

By:	/s/ RIANKA MC
Name: Rianka Mc
Title: Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as an Irish Revolving Credit Lender

By:	/s/ JOAN ANDERSON
Name: Joan Anderson
Title: Director

CITIBANK N.A., CANADIAN BRANCH
as a Canadian Revolving Credit Lender

By:	/s/ SHERYL HOLMES
Name: Sheryl Holmes
Title: Authorized Signer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH
as a Canadian Revolving Credit Lender

By:	/s/ MUHAMMED HASAN
Name: Muhammed Hasan
Title: Vice President

CREDIT SUISSE, TORONTO BRANCH,
as a Canadian Revolving Credit Lender

By:	/s/ ALAIN DEOUET
Name: Alain Deouet
Title: Director

By:	/s/ STEVE W. FUH
Name: Steve W. Fuh
Title: Vice President

DEUTSCHE BANK AG CANADA
BRANCH,
as a Canadian Revolving Credit Lender

By:	/s/ ROBERT JOHNSTON
Name: Robert Johnston
Title: Vice President

By:	/s/ MARCELLUS LEWG
Name: Marcellus Lewg
Title: Assistant Vice President

GOLDMAN SACHS CANADA CREDIT
PARTNERS CO.,
as a Canadian Revolving Credit Lender

By:	/s/ PHILLIP F. GREENE
Name: Phillip F. Green
Title: Authorized Signatory

WESTLB, TORONTO BRANCH

By:	/s/ ALIK A. KESSNER
Name: Alik A. Kessner
Title: Principal Officer

By:	/s/ ROBERT L. DYCK
Name: Robert L. Dyck
Title: Officer, Corporate Finance

WESTLB AG, NEW YORK BRANCH

By:	/s/ DEE DEE [ILLEGIBLE]
Name: Dee Dee [Illegible]
Title: Managing Director

By:	/s/ PUI CHOW
Name: Pui Chow
Title: Director

BANK OF AMERICA, N.A. (CANADA
BRANCH),
as a Canadian Revolving Credit Lender

By:	/s/ MEDINA SALES DE ANDRADE
Name: Medina Sales De Andrade
Title: Vice President

THE BANK OF NOVA SCOTIA
as a Canadian Revolving Credit Lender

By:	/s/ PAUL GIRVAN
Name: Paul Girvan
Title: Managing Director

ROYAL BANK OF CANADA
as a Canadian Revolving Credit Lender

By:	/s/ HOWARD LEE
Name: Howard Lee
Title: Authorized Signatory

FIFTH THIRD BANK.,
as a Canadian Revolving Credit Lender

By:	/s/ JERRY HYNES
Name: Jeremiah A. Hynes
Title: Vice President and Principal Officer

THE TORONTO-DOMINION BANK,
as a Canadian Revolving Credit Lender

By:	/s/ IAN MURRAY
Name: Ian Murray
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., as a Yen Swing Line Lender

By:	/s/ HIROSHI AKIYAMA
Name: Hiroshi Akiyama
Title: Executive Officer General Manager Corporate Banking Division No. 2 Corporate Banking Group No. 1

Agreed and Accepted:

THE ROYAL BANK OF SCOTLAND PLC,
as an Irish Swing Line Lender

By:	/s/ ANGELA REILLY
Name: Angela Reilly
Title: Managing Director

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as an Irish Swing Line Lender

By:	/s/ JOAN ANDERSON
Name: Joan Anderson
Title: Director

CITIBANK, N.A., TOKYO BRANCH,
as a Yen Swing Line Lender

By:	/s/ YOSHIYUKI HIJIKATA
Name: Yoshiyuki Hijikata
Title: Vice President and Director